UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 1, 2024

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)

516 2nd Avenue, Suite 401 Fairbanks, Alaska (Address of principal executive offices)		99701 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311

3700 Buffalo Speedway, Suite 925
Houston, Texas 77098
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 1, 2024, Leah Gaines stepped down from her position as Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary of Contango Ore, Inc., a Delaware corporation (the “Company”). As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2023, Ms. Gaines entered into a retention agreement with the Company, a copy of which was filed therein. This transition is not the result of any disagreement between Ms. Gaines and the Company or management.
Effective January 1, 2024, Michael Clark was appointed to serve as Chief Financial Officer and Secretary of the Company. Mr. Clark will perform the functions of the Company’s principal financial officer. Mr. Clark had served as Executive Vice President, Finance for the Company since July 11, 2023.
Mr. Clark, 42, previously served as Chief Financial Officer of Alexco Resource Corp., from December 2014 until its acquisition by Hecla Mining Company in September 2022. Mr. Clark has spent over 18 years in the mining sector, all of it in executive management roles. Mr. Clark is a Chartered Professional Accountant and holds a Bachelor of Technology in Accounting degree from the British Columbia Institute of Technology.
Mr. Clark has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Clark is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Company and Mr. Clark are parties to an employment agreement, dated July 11, 2023, the material terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 17, 2023 and a copy of which was filed therein and is incorporated herein by reference. No changes have been made to Mr. Clark’s compensation in connection with his appointment as Chief Financial Officer and Secretary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Mike Clark

Mike Clark
Chief Financial Officer and Secretary

Dated: January 3, 2024